Equity-settled share-based payments	9 Months Ended
Sep. 30, 2025
Share-Based Payment Arrangements [Abstract]
Equity-settled share-based payments	Equity-settled share-based payments
In 2004, the Group established the “2004 Incentive Option Plan” (“Option Schemes”) under which the Group granted equity-settled options to senior managers and selected employees of the Group’s subsidiaries.

Further, in 2010, the Group established the “Adecoagro Restricted Share and Restricted Stock Unit Plan” (the “Restricted Share Plan”) under which the Group grants restricted shares, or restricted stock units to directors of the Board, senior and medium management and key employees of the Group.

(a)Option Schemes

No expense was accrued for both periods under the Options Schemes.

As of September 30, 2025, 5,149 options (September 30, 2024: 14,396) were exercised. No options were forfeited or expired for any of the periods presented.

(b)Restricted Share and Restricted Stock Unit Plan

On April 1, 2025, and as a consequence of the Possible acquisition as of that date, from Tether Investment S.A. de C.V. of the controlling interest of the Company, it was decided, as specified in the plan for a circumstance like this, an acceleration of the vesting of all granted restricted shares. As of September 30, 2025, the Group recognized compensation expense of US$ 14.9 million related to the restricted shares granted under the Restricted Share Plan (September 30, 2024: US$ 4.6 million). For the nine-month period ended September 30, 2025, 1,086,913 Restricted Shares were granted (September 30, 2024: 603,799), 2,406,118 were vested (September 30, 2024: 970,511), and 1,541 Restricted shares were forfeited (September 30, 2024: 18,280).